UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22137

Oppenheimer Master Loan Fund, LLC

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 9/30/2014

Item 1. Reports to Stockholders.

OppenheimerFunds
THE RIGHT WAY TO INVEST

OPPENHEIMER

MASTER LOAN FUND, LLC

ANNUAL REPORT 9.30.2014

AVERAGE ANNUAL TOTAL RETURNS AT 9/30/14

	Oppenheimer Master Loan Fund, LLC	J.P. Morgan Leveraged Loan Index	Credit Suisse Leveraged Loan Index
1-Year	4.84%	3.91%	4.30%
5-Year	7.82	6.64	6.67
Since Inception (10/31/07)	5.53	5.07	4.58

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Fund returns include changes in share price and reinvested distributions.

The Fund’s performance is compared to the performance of the J.P. Morgan Leveraged Loan Index and the Credit Suisse Leveraged Loan Index. The J.P. Morgan Leveraged Loan Index tracks the performance of U.S. dollar denominated senior floating rate bank loans. The Credit Suisse Leveraged Loan Index is a composite index of U.S. dollar denominated senior loan returns representing an unleveraged investment in senior loans that is broadly based across the spectrum of senior floating rate loans and includes reinvestment of income (to represent real assets). The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the

2      OPPENHEIMER MASTER LOAN FUND, LLC

Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer Master Loan Fund, LLC are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). Investments in the Fund may only be made by certain “accredited investors” within the meaning of Regulation D under the Securities Act, including other investment companies. This report does not constitute an offer to sell, or the solicitation of an offer to buy, any interests in the Fund.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

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Fund Performance Discussion

The Fund produced a total return of 4.84% during the 12-month reporting period ended September 30, 2014. In comparison, the J.P. Morgan Leveraged Loan Index and the Credit Suisse Leveraged Loan Index returned 3.91% and 4.30%, respectively.

MARKET OVERVIEW

The global economy finished 2013 with slow and steady growth throughout the developed world, with the U.S. economy strengthening in the fall. However, investors grew concerned when a 16-day government shutdown prompted the Fed to refrain from starting the quantitative easing tapering process. Investors responded positively to the delay, sparking a rally among longer-term bonds. However, stronger economic data over the final months of 2013—including a sharp dip in the unemployment rate to 6.7% by year end—derailed the bond market rally, and in December the Federal Reserve (the “Fed”) implemented the first in a series of gradual reductions of its bond purchasing program. The resulting selling pressure sent yields of 10-year U.S. Treasury securities above 3% for the first time in two years.

Investor sentiment shifted during January 2014 amid fears that political and economic instability in the world’s emerging markets might dampen the U.S. recovery. Economic activity also was constrained by harsh winter weather over much of the United States. Despite ongoing strength in U.S. labor markets, U.S. GDP contracted at a surprising 2.1% annualized rate over the first quarter of 2014. Long-term interest rates fell and bonds generally rallied.

4      OPPENHEIMER MASTER LOAN FUND, LLC

Still, investors remained optimistic amid expectations that economic activity would bounce back in warmer weather. Indeed, the unemployment rate fell to 6.3% in April, and manufacturing activity, personal incomes, and home sales continued to grow. It later was estimated that U.S. GDP rebounded at a 4.2% annualized rate during the second quarter.

The economy continued to exhibit signs of renewed strength throughout the summer. The unemployment rate ended the reporting period in September at 5.9%, its lowest level in six years. The Fed implemented further reductions in its bond purchasing program, putting the quantitative easing program on track for elimination in the fall.

Despite accelerating economic growth, yields of 10-year U.S. Treasury securities remained low year to date in 2014, in part due to robust demand for a relatively limited supply of newly issued securities. Short-term bond yields remained steady, as the Fed reiterated that short-term rates would remain at current levels at least through year-end. In addition to interest-rate trends, the leveraged loans market was influenced by capital flows. Over much of the reporting period, the market attracted assets from investors seeking more competitive yields than were available from most developed-market sovereign bonds, including German bunds and U.S. Treasury securities. Later in the reporting period, the leveraged loan market experienced net outflows when investors sought opportunities in other areas.

FUND REVIEW

In this environment, the Fund produced positive returns. Our note selection strategy achieved particularly strong results in the media, utilities and transportation sectors. Within media, one of the Fund’s broadcasting holdings had converted some of its debt to equity securities when emerging from bankruptcy, and the security advanced along with the company’s prospects. Performance in the utilities sector was bolstered by a five-month opportunistic investment in a company undergoing bankruptcy. While held, the market value of the loan increased and we sold our position. Transportation benefited from our investment in a distressed trucking company. The bonds are currently being refinanced.

The gaming and service sectors detracted from the Fund’s performance. Within gaming, the Fund’s exposure to a troubled casino and hotel company detracted from performance. The Fund’s underperformance in the service sector stemmed from weaker relative security selection.

STRATEGY & OUTLOOK

Despite the anticipated end of the Fed’s quantitative easing program this fall, we currently expect the U.S. economic recovery to gain momentum over the remainder of 2014. Stronger economic growth and renewed inflationary pressures could produce

5      OPPENHEIMER MASTER LOAN FUND, LLC

higher long-term interest rates. In addition, many analysts expect the Fed to begin laying the groundwork for short-term rate hikes in 2015. Rising interest rates typically hurt prices of fixed-rate bonds, but historically have been beneficial to floating-rate loans.

Therefore, we have maintained a constructive investment approach, in which we conduct extensive research into company and market fundamentals to identify attractive relative values among leveraged loans. We recently have reduced exposure to loans that reached less compelling valuations, enabling us to focus more intently on areas that we regard as better opportunities.

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Top Holdings and Allocations

TOP TEN CORPORATE LOAN INDUSTRIES

Media	9.9%
Commercial Services & Supplies	8.7
Health Care Equipment & Supplies	7.4
Hotels, Restaurants & Leisure	6.4
Energy Equipment & Services	5.1
Chemicals	3.7
Diversified Telecommunication Services	3.6
Health Care Providers & Services	3.5
Electrical Equipment	2.9
Industrial Conglomerates	2.8

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2014, and are based on net assets.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	1.6%
BBB	0.7
BB	22.9
B	66.7
CCC	6.6
D	0.0
Unrated	1.5
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of September 30, 2014, and are subject to change. Except for securities labeled “Unrated,” and except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the Sub-Adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

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Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6-Months Ended September 30, 2014” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During 6 Months Ended September 30, 2014
	$1,000.00	$1,010.50	1.72

Hypothetical (5% return before expenses)
	1,000.00	1,023.36	1.73

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2014 are as follows:

Expense Ratio
0 .34

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

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STATEMENT OF INVESTMENTS September 30, 2014

	Principal Amount	Value

Corporate Loans—97.1%
Consumer Discretionary—29.5%
Auto Components—2.3%
Affinia Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.75%, 4/25/20[1]	$3,423,320	$3,427,599
Cooper Standard, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 3/26/21[1]	2,603,475	2,577,440
FleetPride, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 11/19/19[1]	2,591,307	2,573,491
Goodyear Tire & Rubber Co. (The), Sr. Sec. Credit Facilities 2nd Lien Term Loan, 4.75%, 4/30/19[1]	10,465,000	10,482,989
Metaldyne LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 12/18/18[1]	1,709,214	1,703,160
Remy International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/5/20[1]	1,730,050	1,718,126
TI Group Automotive Systems LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 7/1/21[1]	5,782,981	5,703,465
Tower Automotive Holdings USA LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 4/23/20[1]	4,241,636	4,201,871
Transtar Holding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 10/9/18[1]	2,578,998	2,578,998

		34,967,139

Automobiles—0.6%
Chrysler LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B1, 5.333%, 8/3/49[1,2]	8,640,193	25,921
Federal-Mogul Holdings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.00%, 4/3/18	1,150,000	1,138,500
Tranche C, 4.75%, 4/3/21	8,000,000	7,942,856

		9,107,277

Distributors—1.4%
99 Cents Only Stores, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.50%, 1/11/19[1]	3,713,469	3,691,808
BJ’s Wholesale Club, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 9/26/19[1]	4,638,803	4,573,363
BJ’s Wholesale Club, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 3/26/20[1]	3,201,446	3,235,461
Capital Automotive LP, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.00%, 4/30/20[1]	2,975,000	3,019,625
Container Store, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 4/6/19[1]	714,594	705,179
Leslie’s Poolmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 10/16/19[1]	5,630,809	5,560,245

		20,785,681

Diversified Consumer Services—2.7%
4L Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 5/8/20[1]	2,000,000	1,993,750
Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 4/12/18[1]	3,006,380	2,938,111
Affinion Group, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 10/31/18[1]	1,626,955	1,580,858

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	Principal Amount	Value

Diversified Consumer Services (Continued)
Interactive Data Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 4/23/21[1]	$11,970,000	$11,917,631
IQOR US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 4/1/21[1]	4,270,000	3,939,075
IQOR US, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.75%, 4/1/22[1]	1,190,000	1,075,462
Koosharem LLC, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 7.50%, 5/15/20[1]	2,059,838	2,070,996
Laureate Education, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 6/15/18[1]	6,961,927	6,700,855
Nord Anglia Education Finance, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 3/31/21[1]	3,431,400	3,397,086
ServiceMaster Co. LLC (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 6/16/21[1]	2,000,000	1,973,426
TransFirst Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 12/27/17[1]	1,703,986	1,703,455
TransFirst Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 6/27/18[1]	1,335,000	1,343,900

		40,634,605

Hotels, Restaurants & Leisure—6.4%
Amaya BV, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 5.00%, 7/29/21[1]	6,605,000	6,530,694
Amaya BV, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 7/29/22[1]	3,750,000	3,802,500
American Seafoods Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%-5.50%, 3/18/18[1]	6,092,815	5,788,876
Bowlmor AMF, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.25%, 8/12/21[1]	2,980,000	2,972,550
Caesars Entertainment Operating Co., Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B5, 4.402%, 3/1/17[1]	1,923,087	1,755,117
Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B4, 10.50%, 10/31/16	867,910	834,712
Tranche B5, 6.50%, 3/1/17	11,806	10,775
Tranche B6, 5.402%-7.50%, 3/1/17	4,715,563	4,306,743
Tranche B7, 9.75%, 1/29/18	4,942,613	4,695,096
Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 10/11/20[1]	11,999,735	11,522,746
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 5/10/21[1]	5,537,123	5,261,651
CEC Entertainment, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 4.25%, 2/14/21[1]	3,527,275	3,430,275
Corner Investment Propco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 11.00%, 11/2/19[1]	4,000,000	4,070,000
Dave & Buster’s, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 7/23/20[1]	3,430,000	3,417,138
Del Monte Foods Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%-5.50%, 2/18/21[1]	4,447,650	4,165,967
Del Monte Foods Co., Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 8/18/21[1]	885,000	807,562

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STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Hotels, Restaurants & Leisure (Continued)
Equinox Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 1/31/20[1]	$3,684,923	$3,650,376
Golden Nugget, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 11/21/19[1]	2,180,123	2,207,375
Golden Nugget, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, Tranche B, 5.50%, 11/21/19[1]	2,696,804	2,730,514
Great Wolf Resorts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 8/6/20[1]	1,808,633	1,799,026
Jacobs Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 10/29/18[1]	3,675,000	3,435,516
La Quinta Intermediate Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 4/14/21[1]	1,847,750	1,826,039
Landry’s, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 4/24/18[1]	3,030,012	3,009,398
Peninsula Gaming LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 11/20/17[1]	3,780,943	3,757,312
Pinnacle Operating Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 11/15/18[1]	5,725,809	5,682,865
Revel Entertainment, Inc., Sr. Sec. Credit Facilities 2nd Lien Exit Term Loan, 14.50%, 5/20/18[1,2,3]	3,711,278	835,038
US Foods, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 3/31/19[1]	4,006,476	3,995,210

		96,301,071

Household Durables—1.8%
KIK Custom Products, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 4/29/19[1]	6,673,950	6,680,211
KIK Custom Products, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 10/29/19[1]	825,000	830,843
Party City Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 7/27/19[1]	6,913,876	6,808,730
Renfro Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 1/30/19[1]	1,267,367	1,249,148
Revlon Consumer Products Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%, 10/8/19[1]	3,133,222	3,097,485
SRAM Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 4/10/20[1]	4,141,293	4,073,135
Sun Products Corp. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 3/23/20[1]	2,789,469	2,640,699
Wilton Brands, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 8/30/18[1]	1,755,773	1,663,595

		27,043,846

Internet & Catalog Retail—0.1%
CWGS Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 2/20/20[1]	1,228,119	1,232,754

Leisure Products—1.5%
Boyd Gaming Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 8/14/20[1]	3,261,981	3,219,167

12      OPPENHEIMER MASTER LOAN FUND, LLC

	Principal Amount	Value

Leisure Products (Continued)
Hilton Worldwide, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.50%-3.75%, 10/26/20[1]	$2,081,645	$2,052,650
Intrawest Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 12/9/20[1]	3,448,938	3,458,998
Pinnacle Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.75%, 8/13/20[1]	3,672,498	3,637,746
Playa Resorts Holding BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 8/9/19[1]	2,475,000	2,444,063
Station Casinos LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/2/20[1]	6,627,521	6,533,079
Stockbridge/SBE Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 13.00%, 5/2/17[1]	1,465,000	1,589,525

		22,935,228

Media—9.9%
Alpha Media Group, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.05%, 7/15/16[1,2,3]	2,556,417	256
Altice Financing SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 5.50%, 7/2/19[1]	1,786,003	1,806,095
Catalina Marketing, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 4/1/21[1]	6,947,588	6,773,898
Catalina Marketing, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.75%, 4/11/22[1]	3,540,000	3,407,250
Cinram International, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 0.432%, 8/3/49[1,2,3]	521,671	2,611
Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 6.907%, 1/30/19[1]	14,520,848	13,890,105
Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.807%, 1/29/16	605,331	600,899
Tranche E, 7.657%, 7/30/19	758,905	743,727
Cumulus Media Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 12/18/20[1]	2,765,615	2,724,130
Deluxe Entertainment Services, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 2/26/20[1]	4,074,711	3,789,481
Emerald Expositions Holding, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 6/17/20[1]	748,030	741,797
Endemol, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 8/11/21[1]	2,980,000	2,918,538
Endemol, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.00%, 7/31/22[1]	750,000	693,281
Extreme Reach, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 2/7/20[1]	2,032,150	2,055,012
Extreme Reach, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.50%, 1/22/21[1]	1,050,000	1,055,880
Formula One, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 7/30/21[1]	2,741,264	2,706,999
Getty Images, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 10/18/19[1]	5,380,967	4,935,692
Gray Television, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.75%, 6/10/21[1]	2,839,876	2,823,505
Harland Clarke Holdings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 6.00%, 8/4/19[1]	2,070,913	2,091,622

13      OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Media (Continued)
Hoyts Group, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 5/29/20[1]	$553,000	$545,723
IMG Worldwide, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 5/6/21[1]	8,798,662	8,633,326
Intelsat Jackson Holdings SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.75%, 6/30/19[1]	2,439,202	2,405,156
Internet Brands, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 6/30/21[1]	2,640,637	2,629,884
Internet Brands, Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 2.00%, 6/25/21[1]	287,745	286,576
ION Media Networks, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 12/17/20[1]	7,631,407	7,648,006
Liberty Cablevision of Puerto Rico LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 1/7/22[1]	3,385,000	3,376,537
Liberty Cablevision of Puerto Rico LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.00%, 6/26/23[1]	655,000	652,544
Lions Gate Entertainment Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 5.00%, 7/19/20[1]	2,665,000	2,706,574
Media General, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, Tranche B, 4.25%, 7/30/20[1]	6,658,654	6,604,552
Mediacom Illinois LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 3.75%, 6/30/21[1]	2,240,000	2,202,200
Mergermarket USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 2/4/21[1]	1,592,000	1,552,200
Merrill Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 3/8/18[1]	3,800,221	3,842,973
NEP/NCP Holdco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 1/22/20[1]	2,985,019	2,914,125
Penton Media, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 10/3/19[1]	5,504,400	5,550,268
Project Sunshine IV Pty Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.00%, 9/23/19[1]	1,410,000	1,427,625
Radio One, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 3/31/16[1]	1,337,661	1,359,955
Salem Communications Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 3/13/20[1]	3,251,605	3,237,380
SuperMedia, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 11.60%, 12/30/16[1]	1,089,341	899,614
Tech Finance & Co. SCA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 7/11/20[1]	3,550,063	3,551,727
Tribune Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 12/27/20[1]	5,047,606	4,989,210
TWCC Holding Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/26/20[1]	4,003,507	3,940,119
Univision Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C4, 4.00%, 3/1/20[1]	1,930,325	1,896,344
WaveDivision Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 10/12/19[1]	3,868,820	3,833,354
Wide Open West Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 4/1/19[1]	10,119,007	10,091,605

14      OPPENHEIMER MASTER LOAN FUND, LLC

	Principal Amount	Value

Media (Continued)
Yankee Cable Acquisition LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 3/1/20[1]	$7,181,213	$7,157,278
YP LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.00%, 6/4/18[1]	1,311,467	1,318,025

		149,013,658

Multiline Retail—1.2%
Hudson Bay Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 11/4/20[1]	912,375	914,275
J.C. Penny Corp., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 5/22/18[1]	4,792,222	4,792,222
J.C. Penny Corp., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 6/14/19[1]	1,120,000	1,112,533
Neiman Marcus Group, Inc., Sr. Sec. Credit Facilities Term Loan, 4.25%, 10/25/20[1]	10,442,323	10,279,162

		17,098,192

Specialty Retail—1.4%
Anchor Hocking LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.50%, 5/21/20[1,3]	1,826,417	1,427,650
Burlington Coat Factory Warehouse Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.25%, 8/13/21[1]	7,435,000	7,385,401
Harbor Freight Tools USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 7/26/19[1]	6,760,322	6,763,703
Key Safety Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 8/30/21[1]	2,500,000	2,495,313
National Vision, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 3/5/21[1]	2,417,850	2,363,448
National Vision, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.75%, 3/11/22[1]	830,000	809,250

		21,244,765

Textiles, Apparel & Luxury Goods—0.2%
Vogue International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 2/14/20[1]	3,325,290	3,341,917

Consumer Staples—3.7%
Beverages—0.4%
Burger King, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 9/24/21[1]	5,950,000	5,911,985

Food & Staples Retailing—1.8%
Albertsons LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.75%, 3/21/19[1]	6,911,359	6,897,786
Albertsons, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 4.50%, 8/25/21[1]	4,110,000	4,094,160
Fairway Group Acquisition, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 8/17/18[1]	4,100,308	3,997,800
New Albertsons, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 6/25/21[1]	5,580,000	5,502,578

15      OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Food & Staples Retailing (Continued)
Rite Aid Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche 1, 5.75%, 8/21/20[1]	$836,000	$849,324
Smart & Final, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 11/15/19[1]	2,822,708	2,810,946
Supervalu, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 3/21/19[1]	2,514,583	2,474,943

		26,627,537

Food Products—1.3%
AdvancePierre Foods, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 7/10/17[1]	2,247,512	2,249,760
AdvancePierre Foods, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 10/10/17[1]	890,000	885,550
Dole Food Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%-5.75%, 11/1/18[1]	2,424,799	2,411,516
Hostess Brands, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 4/9/20[1]	3,701,400	3,784,681
JBS USA LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 9/18/20[1]	3,960,000	3,920,400
Mill US Acquisition LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 7/3/20[1]	3,466,450	3,432,871
Mill US Acquisition LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 7/5/21[1]	660,000	643,500
Performance Food Group, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.25%, 11/14/19[1]	3,115,563	3,119,457

		20,447,735

Household Products—0.2%
PFS Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 1/29/21[1]	1,991,930	1,662,432
PFS Holding Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 1/28/22[1]	1,115,000	869,700

		2,532,132

Energy—5.9%
Energy Equipment & Services—5.1%
American Energy-Marcellus LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 8/4/20[1]	2,230,000	2,216,992
Ameriforge Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 12/19/19[1]	5,393,646	5,393,646
Drillships Financing Holding, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.00%, 3/31/21[1]	8,203,908	7,882,585
ExGen Texas Power LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 9/16/21[1]	4,225,000	4,211,797
Fieldwood Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.375%, 9/30/20[1]	5,787,340	5,818,690
HGIM, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 6/18/20[1]	2,272,050	2,241,520
McDermott Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 4/16/19[1]	1,930,538	1,929,331
NFR Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 12/31/18[1]	4,560,000	4,560,000

16      OPPENHEIMER MASTER LOAN FUND, LLC

	Principal Amount	Value

Energy Equipment & Services (Continued)
Offshore Group Investment Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 5.00%, 10/25/17	$4,506,855	$4,313,434
Tranche B, 5.75%, 3/28/19	2,127,600	2,036,290
Pacific Drilling SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 6/3/18[1]	3,609,858	3,508,331
ProPetro Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.25%, 9/30/19[1]	3,819,000	3,828,548
Quicksilver Resources, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/21/19[1]	6,426,000	5,831,595
Seadrill Operating LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 2/12/21[1]	10,496,160	10,001,340
Templar Energy, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 11/25/20[1]	7,310,000	7,108,975
TPF II Power LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 9/29/21[1]	6,340,000	6,340,000

		77,223,074

Oil, Gas & Consumable Fuels—0.8%
Blackbrush, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 7/21/21[1]	2,045,000	2,011,769
Samson Investment Co., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 5.00%, 9/25/18[1]	7,605,000	7,406,319
Southcross Holdings LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 7/29/21[1]	2,598,488	2,604,984

		12,023,072

Financials—3.1%
Capital Markets—0.9%
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.155%, 5/13/17[1]	11,111,994	11,095,793
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.50%, 2/28/19[1]	2,020,000	2,027,575

		13,123,368

Commercial Banks—0.3%
HUB International Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 10/2/20[1]	3,609,680	3,543,129

Consumer Finance—0.3%
Fly Leasing Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 8/9/19[1]	1,688,935	1,691,575
PGX Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 9/24/20[1]	1,970,000	1,962,613
PGX Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.00%, 9/2/21[1]	1,125,000	1,130,625

		4,784,813

Diversified Financial Services—1.0%
Altisource Solutions Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 12/9/20[1]	1,672,732	1,593,276
Guggenheim Partners Investment Management, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 7/22/20[1]	8,459,824	8,436,915

17      OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Diversified Financial Services (Continued)
RCS Capital, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 4/29/19[1]	$5,125,125	$5,169,970

		15,200,161

Insurance—0.6%
Aqgen Liberty Management I, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 7/1/19[1]	4,771,800	4,759,870
National Financial Partners Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 7/1/20[1]	4,584,385	4,555,733

		9,315,603

Health Care—11.6%
Health Care Equipment & Supplies—7.4%
Accellent. Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 4.50%, 3/12/21[1]	2,815,850	2,771,267
Akorn, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 4/16/21[1]	8,095,000	8,084,784
Alvogen Pharma US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 5/23/18[1]	6,560,035	6,625,635
Carestream Health, Inc., Sr. Sec. Credit Facilities Term Loan, 5.00%, 6/7/19[1]	12,540,949	12,546,178
Connolly Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 5/9/21[1]	5,645,850	5,628,207
Covis Pharmaceuticals Holdings, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 4/4/19[1]	2,836,151	2,832,605
DJO Finance LLC/DJO Finance Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 9/15/17[1]	3,260,328	3,241,988
Drumm Investors LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 5/4/18[1]	10,159,953	10,219,216
Envision Pharmaceutical Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 11/4/20[1]	2,064,150	2,071,891
Generic Drug Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 8/16/20[1]	1,049,400	1,048,088
HCR ManorCare, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 4/6/18[1]	2,559,244	2,399,291
IASIS Healthcare LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.50%, 5/3/18[1]	8,153,207	8,137,919
Kinetic Concepts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E1, 4.00%, 5/4/18[1]	4,383,510	4,336,024
LHP Operations Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9.00%, 7/3/18[1]	1,134,780	1,097,900
LifeCare Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche A, 6.50%, 11/30/18[1]	2,236,687	2,203,052
Medpace, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 3/31/21[1]	1,568,045	1,568,045
National Mentor, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 1/31/21[1]	4,606,850	4,590,532
New Trident Holdcorp, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 7/31/19[1]	1,643,400	1,635,868
Opal Acquisition, Inc., Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 11/27/20[1]	6,896,395	6,896,395

18      OPPENHEIMER MASTER LOAN FUND, LLC

	Principal Amount	Value

Health Care Equipment & Supplies (Continued)
Ortho-Clinical Diagnostics, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 6/30/21[1]	$5,481,263	$5,429,021
P2 Lower Acquisition LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 10/22/20[1]	1,837,020	1,837,020
PRA Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 9/23/20[1]	5,440,100	5,403,547
Sage Products Holdings III LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 12/13/19[1]	861,799	859,998
Salix Pharmaceuticals Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 1/2/20[1]	5,202,313	5,200,455
United Surgical Partners, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 4/3/19[1]	597,846	597,192
US Renal Care, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 7/3/19[1]	309,769	306,278
US Renal Care, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.25%, 7/3/19[1]	3,741,536	3,700,615
US Renal Care, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B1, 8.50%, 1/3/20[1]	299,000	302,364

		111,571,375

Health Care Providers & Services—3.5%
American Renal Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, Tranche B, 4.50%, 8/20/19[1]	2,176,850	2,157,754
Ardent Medical Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 7/2/18[1]	2,995,203	3,009,244
Ardent Medical Services, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11.00%, 1/2/19[1]	357,143	359,487
CHS/Community Health Systems, Inc., Sr. Sec. Credit Facilities Term Loan, 4.25%, 1/27/21[1]	4,312,413	4,305,137
CRC Health, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 3/26/21[1]	2,736,250	2,730,550
Genesis Healthcare Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 10.00%, 12/4/17[1]	2,943,376	3,075,374
Gentiva Health Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 10/18/19[1]	4,952,575	4,968,052
Ikaria, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 2/11/21[1]	6,862,224	6,852,576
Ikaria, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 8.75%, 2/14/22[1]	490,000	496,738
inVentiv Health, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 7.75%, 5/15/18[1]	1,553,075	1,546,603
Kindred Healthcare, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 4/9/21[1]	5,279,959	5,197,253
Millennium Laboratories LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 4/14/21[1]	8,523,638	8,523,569
Steward Health Care System LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 4/10/20[1]	1,989,924	1,982,462
STHI Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 8/6/21[1]	745,000	740,577
Surgery Center Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 7/24/20[1]	5,210,000	5,196,975

19      OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Health Care Providers & Services (Continued)
Surgery Center Holdings LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.75%, 4/11/20[1]	$630,000	$621,338
Surgery Center Holdings LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 7/23/21[1]	375,000	369,844

		52,133,533

Health Care Technology—0.0%
Vitera Healthcare Solutions LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 11/4/20[1]	272,938	272,596

Life Sciences Tools & Services—0.3%
JLL/Delta Dutch Newco BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/11/21[1]	4,783,013	4,695,895

Pharmaceuticals—0.4%
Par Pharmaceutical, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.00%, 9/30/19[1]	5,605,494	5,510,901

Industrials—21.4%
Aerospace & Defense—1.7%
AM General LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 10.25%, 3/22/18[1]	1,682,533	1,568,962
Doncasters Group Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 4/9/20[1]	5,924,104	5,873,453
IAP Worldwide Services, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.25%, 7/18/19[1]	4,707,286	4,236,558
LM US Member LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%-5.75%, 10/25/19[1]	5,005,495	4,983,596
Sequa Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 6/19/17[1]	929,656	888,492
TurboCombustor Technology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 12/2/20[1]	3,220,663	3,230,727
WP CPP Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 12/28/19[1]	4,449,805	4,435,343

		25,217,131

Air Freight & Couriers—0.2%
US Airways, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 3.50%, 5/23/19[1]	3,564,000	3,489,156

Airlines—0.6%
American Airlines, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 3.75%, 6/27/19[1]	9,499,891	9,349,479

Commercial Services & Supplies—8.7%
AlixPartners LLP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.00%, 7/10/20[1]	4,962,500	4,900,469
Allied Security Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 2/12/21[1]	2,339,813	2,308,467
Allied Security Holdings LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 8.00%, 8/12/21[1]	1,546,438	1,529,686
Ascend Learning LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%-7.25%, 7/26/19[1]	11,193,812	11,242,785

20      OPPENHEIMER MASTER LOAN FUND, LLC

	Principal Amount	Value

Commercial Services & Supplies (Continued)
Asurion LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 3/3/21[1]	$9,875,486	$10,023,619
Audio Visual Services Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 1/22/21[1]	3,482,500	3,459,648
Brand Energy & Infrastructure Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 11/26/20[1]	5,584,045	5,576,719
Brock Holdings III, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 3/16/17[1]	6,013,118	6,015,000
Brock Holdings III, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.00%, 3/16/18[1]	3,940,000	3,927,687
CEVA Group plc, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 3/14/21[1]	1,833,345	1,781,401
CEVA Group plc, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 3/19/21[1]	921,576	895,465
EWT Holdings III Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 1/15/21[1]	3,086,675	3,065,454
EWT Holdings III Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 1/15/22[1]	660,000	659,175
Expert Global Solutions, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.50%, 4/3/18[1]	2,690,823	2,694,186
Garda World Security Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 11/6/20[1]	1,026,765	1,013,930
Garda World Security Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, Tranche B, 4.00%, 11/6/20[1]	262,661	259,377
GCA Services Group, Inc., Sr. Credit Facilities 1st Lien Term Loan, 4.25%-5.50%, 11/1/19[1]	2,445,456	2,427,115
GCA Services Group, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 9.25%, 11/1/20[1]	1,640,000	1,640,000
IG Investments Holdings LLC, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 10/31/19[1]	4,840,605	4,843,638
Information Resources, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 9/30/20[1]	1,103,850	1,104,769
Inmar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 1/27/21[1]	2,094,750	2,067,692
Inmar, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 8.00%, 1/27/22[1]	700,000	696,500
iPayment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 5/8/17[1]	3,475,000	3,440,771
Language Line LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.50%, 12/20/16[1]	4,440,000	4,414,101
Livingston International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5.00%, 4/18/19[1]	1,382,500	1,365,219
Livingston International, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.00%, 4/17/20[1]	596,209	595,463
Neff Rental LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.25%, 6/9/21[1]	7,285,000	7,289,553
Novitex Acquisition LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.50%, 7/1/20[1]	2,235,000	2,201,475
Novitex Acquisition LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11.75%, 7/1/21[1]	1,040,000	1,024,400

21      OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Commercial Services & Supplies (Continued)
Orbitz Worldwide, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 4/10/21[1]	$3,432,953	$3,425,229
Ozburn-Hessey Holding Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 5/23/19[1]	3,420,450	3,422,588
Sabre, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 2/19/19[1]	12,060,379	11,912,640
Sabre, Inc., Sr. Sec. Credit Facilities Incremental 1st Lien Term Loan, Tranche B2, 4.00%, 2/19/19[1]	1,534,500	1,516,470
Ship Midco Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C, 4.75%, 11/29/19[1]	5,795,000	5,825,424
Sourcehov, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 4/30/18[1]	4,419,063	4,415,381
Sourcehov, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 4/30/19[1]	1,320,000	1,333,200
Tervita Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 5/15/18[1]	6,037,739	6,022,107

		130,336,803

Electrical Equipment—2.9%
Applied Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 1/25/21[1]	1,736,875	1,721,204
Applied Systems, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 7.50%, 1/24/22[1]	980,000	980,204
Attachmate Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.25%, 11/22/17[1]	4,639,244	4,656,284
Attachmate Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11.00%, 11/22/18[1]	1,405,457	1,427,417
EIG Investors Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 11/9/19[1]	2,833,588	2,821,222
First Data Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.155%, 3/24/21	5,601,532	5,531,513
Tranche B1, 3.666%, 9/24/18	1,621,056	1,591,675
Tranche C1, 3.666%, 3/23/18	7,840,530	7,701,690
Freescale Semiconductor, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B4, 4.25%, 2/28/20	10,970,948	10,817,815
Tranche B5, 5.00%, 1/15/21	5,049,000	5,040,583
Internap Network Services Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 11/22/19[1]	1,498,675	1,502,422

		43,792,029

Industrial Conglomerates—2.8%
Apex Tool Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 1/31/20[1]	4,154,193	4,019,182
Custom Sensors & Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 7/1/21[1]	3,750,000	3,732,814
DAE Aviation Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 5.00%, 11/2/18	1,847,340	1,853,806
Tranche B2, 5.00%, 11/2/18	741,471	744,067
DAE Aviation Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.75%, 7/30/19[1]	1,560,000	1,584,375
Dayco Products LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 12/12/19[1]	1,741,250	1,739,073

22      OPPENHEIMER MASTER LOAN FUND, LLC

	Principal Amount	Value

Industrial Conglomerates (Continued)
Doosan Bobcat, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 5/28/21[1]	$3,795,487	$3,804,999
Excelitas Technologies Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 11/2/20[1]	3,301,650	3,305,787
Filtration Group Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 11/20/20[1]	2,967,575	2,971,284
Gardner Denver, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 7/30/20[1]	7,543,800	7,406,601
Hillman Group, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 6/30/21[1]	1,401,488	1,399,736
Minimax GmbH & Co. KG, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 8/14/20[1]	2,687,384	2,702,500
Sensus USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 5/9/17[1]	4,146,112	4,052,824
Wencor Group, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 6/25/21[1]	2,369,242	2,362,331

		41,679,379

Machinery—2.0%
Accudyne Industries Borrower SCA, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%, 12/13/19[1]	3,300,331	3,247,734
Alliance Laundry Systems LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 12/10/18[1]	3,920,426	3,886,122
August LuxUk Holding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 5.00%, 4/27/18[1]	745,298	745,298
August US Holding Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 5.00%, 4/27/18[1]	477,941	477,941
Boomerang Tube LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 11.00%, 10/11/17[1]	430,512	388,051
BWAY, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 8/14/20[1]	8,199,450	8,219,949
Capital Safety, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.75%, 3/22/21[1]	1,634,198	1,594,876
International Equipment Solutions LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 8/16/19[1]	1,901,948	1,903,152
Milacron LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 3/28/20[1]	1,792,791	1,783,827
Pelican Products, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 4/8/20[1]	1,636,775	1,652,120
RBS Global, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 8/21/20[1]	6,182,526	6,094,717

		29,993,787

Marine—0.6%
Commercial Barge Line Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 9/22/19[1]	3,089,335	3,106,713
Navistar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 8/17/17[1]	3,950,000	3,977,125

23      OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Marine (Continued)
Overseas Shipholding, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 5.25%, 7/22/19[1]	$2,244,375	$2,247,180

		9,331,018

Road & Rail—0.4%
Wabash National Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 5/8/19[1]	1,238,287	1,237,513
YRC Worldwide, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.00%, 2/13/19[1]	4,106,475	4,124,441

		5,361,954

Trading Companies & Distributors—1.5%
Home Loan Servicing Solutions Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 6/26/20[1]	1,828,022	1,799,387
iStar Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A2, 7.00%, 3/19/17[1]	1,707,890	1,765,531
Ocwen Financial Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 2/15/18[1]	4,039,402	3,978,306
Orchard Acquisition Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 2/8/19[1]	3,034,148	3,034,148
Walter Investment Management Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 12/11/20[1]	12,603,470	12,150,712

		22,728,084

Information Technology—6.3%
Communications Equipment—0.2%
Birch Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.75%, 7/17/20[1]	3,375,000	3,307,500

Electronic Equipment, Instruments, & Components—0.6%
Aricent Technologies, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 4/14/21[1]	3,092,233	3,088,359
Aricent Technologies, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 4/14/22[1]	1,375,000	1,372,136
Kronos, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 10/30/19[1]	4,143,292	4,125,690
Kronos, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 9.75%, 4/30/20[1]	898,635	927,841

		9,514,026

Internet Software & Services—1.6%
Active Network, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 11/13/20[1]	1,950,266	1,946,204
Active Network, Inc. (The), Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 11/15/21[1]	485,000	488,183
Avaya, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.727%, 10/26/17[1]	2,369,217	2,261,121
Avaya, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B6, 6.50%, 3/31/18[1]	5,428,438	5,390,271
Blue Coat Systems, Inc., Sr. Sec. Credit Facilities Term Loan, 4.00%, 5/31/19[1]	2,611,714	2,569,273

24      OPPENHEIMER MASTER LOAN FUND, LLC

	Principal Amount	Value

Internet Software & Services (Continued)
Hyland Software, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 4.75%, 2/18/21[1]	$2,547,817	$2,546,622
Mitchell International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 10/12/20[1]	3,107,781	3,084,473
Renaissance Learning, Inc., Sr. Sec. Credit Facilities 1st Lien REV Term Loan, 8.00%, 4/1/22[1]	1,105,000	1,084,281
Renaissance Learning, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 4/2/21[1]	3,875,525	3,805,104

		23,175,532

IT Services—0.4%
Telx Group, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 4/9/20[1]	1,371,562	1,352,655
Telx Group, Inc. (The), Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.50%, 4/9/21[1]	415,000	413,444
Vetafore, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 10/3/19[1]	4,492,761	4,464,681

		6,230,780

Office Electronics—0.8%
BMC Foreign Holding, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 9/10/20[1]	535,950	526,883
BMC Software Finance, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 9/10/20[1]	11,425,541	11,259,357

		11,786,240

Software—1.9%
Aptean, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 2/21/20[1]	1,950,200	1,942,887
Aptean, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 2/19/21[1]	700,000	697,958
Blackboard, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.75%, 10/4/18[1]	5,760,563	5,735,297
Deltek, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 10/10/18[1]	6,066,514	6,039,973
Deltek, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.00%, 10/10/19[1]	1,395,000	1,408,950
Infor US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B5, 3.75%, 6/3/20[1]	1,501,441	1,469,347
RP Crown Parent LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 12/21/18[1]	5,837,788	5,695,134
RP Crown Parent LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11.25%, 12/21/19[1]	870,000	825,141
Sybil Finance BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 3/18/20[1]	4,465,500	4,467,362

		28,282,049

Technology Hardware, Storage & Peripherals—0.8%
Dell International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 4/29/20[1]	11,948,863	11,877,170

25      OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Materials—9.1%
Chemicals—3.7%
Allnex Luxembourg & CY SCA, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 4.50%, 10/4/19	$1,052,270	$1,048,982
Tranche B2, 4.50%, 10/4/19	545,972	544,266
American Pacific Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 2/26/19[1]	1,746,225	1,757,139
Arysta Lifescience SPC LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 5/29/20[1]	3,935,656	3,931,555
Ashland Water, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 8/2/21[1]	2,980,000	2,930,645
CeramTec Acquisition Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.25%, 8/28/20[1]	423,621	420,179
CeramTec Service GmbH, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 4.25%, 8/28/20	4,272,403	4,237,690
Tranche B3, 4.25%, 8/28/20	1,286,139	1,275,689
Cyanco Intermediate Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 5/1/20[1]	4,713,943	4,712,472
Emerald Performance Materials LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 7/23/21[1]	2,600,000	2,578,334
Emerald Performance Materials LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.75%, 7/23/22[1]	560,000	557,900
Ineos US Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 5/4/18[1]	3,638,606	3,571,234
Nexeo Solutions LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 5.00%, 9/8/17	1,148,167	1,143,861
Tranche B2, 5.00%, 9/9/17	1,227,283	1,218,055
Tranche B3, 5.00%, 9/9/17	1,052,050	1,042,845
Nusil Technology LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 4/7/17[1]	1,384,530	1,364,916
OCI Beaumont LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 5.00%, 8/20/19[1]	2,252,064	2,260,510
OXEA Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.25%, 1/15/20[1]	2,223,200	2,187,073
PQ Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 8/7/17[1]	6,249,341	6,192,283
Road Infrastructure Investment, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 3/19/21[1]	1,905,538	1,862,663
Royal Adhesives & Sealants LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 7/31/18[1]	1,072,038	1,080,525
Royal Adhesives & Sealants LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.75%, 1/31/19[1]	265,000	269,306
Tronox, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 3/19/20[1]	3,627,900	3,607,243
Univar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 6/30/17[1]	5,776,984	5,727,637

		55,523,002

Construction Materials—1.7%
Atkore, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 3/26/21[1]	2,857,838	2,841,168
Atkore, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.75%, 9/27/21[1]	1,435,000	1,423,341

26      OPPENHEIMER MASTER LOAN FUND, LLC

	Principal Amount	Value

Construction Materials (Continued)
Continental Building Products LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 8/28/20[1]	$5,414,086	$5,358,255
GYP Holdings, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 3/27/21[1]	2,693,250	2,666,317
HD Supply, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%, 6/28/18[1]	5,641,571	5,592,919
Quikrete Cos., Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 9/26/20[1]	3,712,213	3,686,306
Quikrete Cos., Inc. (The), Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 3/26/21[1]	4,445,000	4,486,672

		26,054,978

Containers & Packaging—0.8%
Ardagh Holdings USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, Tranche B, 4.00%, 12/17/19[1]	2,482,338	2,448,206
Caraustar Industries, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 5/1/19[1]	624,421	628,324
Consolidated Container Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 7/3/19[1]	2,385,083	2,357,256
Exopack LLC/Cello-Foil Products, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 5/8/19[1]	1,583,038	1,593,592
NewPage Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.50%, 2/5/21[1]	4,260,000	4,274,198

		11,301,576

Metals & Mining—2.2%
Arch Coal, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 5/16/18[1]	3,318,316	3,042,066
Bowie Resources Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 8/16/20[1]	1,948,718	1,953,654
Fairmount Minerals Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.50%, 9/5/19[1]	8,107,659	8,110,700
FMG Resources August 2006 Pty Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 6/28/19[1]	6,741,680	6,612,462
Murray Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 12/5/19[1]	6,775,950	6,772,562
Norander Aluminum Acquisition Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 2/28/19[1]	6,854,695	6,694,755

		33,186,199

Paper & Forest Products—0.7%
Appvion, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 6/28/19[1]	3,569,813	3,560,888
Signode Industrial Group US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 4/30/21[1]	3,313,973	3,282,905
Tekni-Plex, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 8/10/19[1]	4,007,953	3,997,959

		10,841,752

27      OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Telecommunication Services—3.9%
Diversified Telecommunication Services—3.6%
FairPoint Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 2/14/19[1]	$1,979,899	$2,011,578
Global Tel*Link Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 5/22/20[1]	6,421,053	6,385,936
Integra Telecom, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 2/22/19[1]	11,907,578	11,871,855
IPC Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 11/9/20[1]	3,401,475	3,418,482
IPC Systems, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 5/10/21[1]	2,860,000	2,865,363
Level 3 Financing, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche BI, 4.00%, 1/15/20[1]	9,420,000	9,265,455
LTS Buyer LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 4/13/20[1]	6,457,606	6,359,734
Securus Technologies Holdings, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.75%, 4/30/20[1]	4,128,304	4,095,620
Securus Technologies Holdings, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.00%, 4/30/21[1]	1,755,000	1,756,462
US TelePacific Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 2/23/17[1]	1,303,105	1,305,956
XO Communications, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 3/22/21[1]	2,756,150	2,724,283
Zayo Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.234%, 7/2/19[1]	2,118,352	2,090,329

		54,151,053

Wireless Telecommunication Services—0.3%
NTELOS, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 11/9/19[1]	3,802,896	3,802,851

Utilities—2.6%
Electric Utilities—1.7%
Alinta Energy Finance Pty Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.375%, 8/13/19[1]	8,460,331	8,539,647
Alinta Energy Finance Pty Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 0.50%-6.375%, 8/13/18[1]	559,070	564,401
Atlantic Power LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 2/20/21[1]	4,760,858	4,737,111
Energy Future Intermediate Holding Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 4.25%, 6/20/16[1]	4,135,000	4,122,078
LA Frontera Generation LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 9/30/20[1]	825,582	817,842
Moxie Patriot LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.75%, 12/19/20[1]	6,865,000	7,036,625

		25,817,704

Gas Utilities—0.6%
Panda Temple Power II LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.25%, 4/3/19[1]	8,988,182	9,152,623

28      OPPENHEIMER MASTER LOAN FUND, LLC

	Principal Amount	Value

Independent Power and Renewable Electricity Producers—0.3%
Dynegy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.00%, 4/23/20[1]	$3,979,924	$3,956,709

Total Corporate Loans (Cost $1,477,335,238)		1,457,863,606

Corporate Bonds and Notes—0.2%
Erickson Air-Crane, Inc., 6% Sub. Nts., 11/2/20	980,107	797,184
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15[4]	3,120,000	2,804,100

Total Corporate Bonds and Notes (Cost $3,749,737)		3,601,284

	Shares

Preferred Stock—0.0%
Alpha Media Group, Inc., Preferred[5] (Cost $–)	105	—

Common Stocks—0.8%
Alpha Media Group, Inc.[5]	784	—
Cinram International Income Fund[5]	16,132,097	—
IAP Worldwide Services, Inc.[5]	607	515,536
ION Media Networks, Inc.	6,081	1,915,515
Mach Gen LLC[5]	34,118	1,978,844
Media General, Inc.[5]	546,336	7,162,465
Precision Partners[5]	43	2,797
Revel Entertainment, Inc.[5]	87,478	—

Total Common Stocks (Cost $16,038,415)		11,575,157

	Units

Rights, Warrants and Certificates—0.0%
EveryWare Global, Inc. Wts., Strike Price $1, 7/30/21[5] (Cost $0)	21,889	57,349

	Shares

Investment Company—1.6%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.10%[6,7] (Cost $23,690,812)	23,690,812	23,690,812

Total Investments, at Value (Cost $1,520,814,202)	99.7%	1,496,788,208
Net Other Assets (Liabilities)	0.3	4,284,787
Net Assets	100.0%	$1,501,072,995

Footnotes to Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security.

2. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

3. Interest or dividend is paid-in-kind, when applicable.

4. Restricted security. The aggregate value of restricted securities as of September 30, 2014 was $2,804,100, which represents 0.19% of the Fund’s net assets. See Note 6 of the accompanying Notes. Information concerning restricted securities is as follows:

	Acquisition			Unrealized
Security	Dates	Cost	Value	Depreciation

Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15	9/18/12-9/21/12	$2,846,257	$2,804,100	$42,157

29      OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments (Continued)

5. Non-income producing security.

6. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended September 30, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares September 30, 2013	Gross Additions	Gross Reductions	Shares September 30, 2014
Oppenheimer Institutional Money
Market Fund, Cl. E	8,431,010	1,001,134,448	985,874,646	23,690,812

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$23,690,812	$62,957

7. Rate shown is the 7-day yield as of September 30, 2014.

See accompanying Notes to Financial Statements.

30      OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF ASSETS AND LIABILITIES September 30, 2014

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,497,123,390)	$1,473,097,396
Affiliated companies (cost $23,690,812)	23,690,812

1,496,788,208
Cash	13,157,047
Unrealized appreciation on unfunded loan commitments	17,072
Receivables and other assets:
Investments sold	31,918,382
Interest, dividends and principal paydowns	5,289,861
Other	32,633

Total assets	1,547,203,203

Liabilities
Payables and other liabilities:
Investments purchased	45,489,667
Shares of beneficial interest redeemed	176,076
Directors’ compensation	28,092
Shareholder communications	6,136
Other	430,237

Total liabilities	46,130,208

Net Assets—applicable to 103,425,339 shares of beneficial interest outstanding	$1,501,072,995

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$14.51

See accompanying Notes to Financial Statements.

31      OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF OPERATIONS For the Year Ended September 30, 2014

Investment Income
Interest (net of foreign withholding taxes of $11,051)	$73,446,166

Dividends:
Unaffiliated companies	2,715,550
Affiliated companies	62,957

Other income	538,747

Total investment income	76,763,420

Expenses
Management fees	4,188,622

Shareholder communications	15,994

Custodian fees and expenses	286,362

Legal, auditing and other professional fees	232,594

Directors’ compensation	32,158

Other	15,526

Total expenses	4,771,256
Less waivers and reimbursements of expenses	(78,351)

Net expenses	4,692,905

Net Investment Income	72,070,515

Realized and Unrealized Gain (Loss)
Net realized gain on unaffiliated companies	6,390,999

Net change in unrealized appreciation/depreciation on:
Investments	(23,697,686)
Translation of assets and liabilities denominated in foreign currencies	(62,006)
Unfunded loan commitments	17,072

Net change in unrealized appreciation/depreciation	(23,742,620)

Net Increase in Net Assets Resulting from Operations	$54,718,894

See accompanying Notes to Financial Statements.

32      OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2014	Year Ended September 30, 2013

Operations
Net investment income	$72,070,515	$101,115,210

Net realized gain	6,390,999	36,774,784

Net change in unrealized appreciation/depreciation	(23,742,620)	(23,344,369)

Net increase in net assets resulting from operations	54,718,894	114,545,625

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Proceeds from contributions	880,891,938	322,189,385
Payments for withdrawals	(248,507,154)	(1,735,107,507)

	632,384,784	(1,412,918,122)

Net Assets
Total increase (decrease)	687,103,678	(1,298,372,497)

Beginning of period	813,969,317	2,112,341,814

End of period	$1,501,072,995	$813,969,317

See accompanying Notes to Financial Statements.

33      OPPENHEIMER MASTER LOAN FUND, LLC

FINANCIAL HIGHLIGHTS

	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010

Per Share Operating Data
Net asset value, beginning of period	$13 .84	$12 .88	$11 .56	$11 .14	$ 9 .96
Income (loss) from investment operations:
Net investment income[2]	0 .74	0 .90	0 .86	0 .93	0 .92
Net realized and unrealized gain (loss)	(0 .07)	0 .06	0 .46	(0 .51)	0 .26

Total from investment operations	0 .67	0 .96	1 .32	0 .42	1 .18
Net asset value, end of period	$14 .51	$13 .84	$12 .88	$11 .56	$ 11 .14

Total Return, at Net Asset Value[3]	4 .84%	7 .45%	11 .42%	3 .77%	11 .85%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,501,073	$813,969	$2,112,342	$1,942,049	$ 1,838,087
Average net assets (in thousands)	$1,398,916	$1,492,179	$2,045,550	$2,048,386	$ 1,449,988
Ratios to average net assets:[4]
Net investment income	5 .15%	6 .78%	6 .98%	7 .91%	8 .68%
Total expenses[5]	0 .34%	0 .36%	0 .33%	0 .34%	0 .36%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0 .33%	0 .36%	0 .33%	0 .34%	0 .35%
Portfolio turnover rate	73%	105%	60%	67%	72%

1. September 28, 2012 represents the last business day of the Fund’s 2012 reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2014	0.35%
Year Ended September 30, 2013	0.36%
Year Ended September 28, 2012	0.33%
Year Ended September 30, 2011	0.34%
Year Ended September 30, 2010	0.37%

See accompanying Notes to Financial Statements.

34      OPPENHEIMER MASTER LOAN FUND, LLC

NOTES TO FINANCIAL STATEMENTS September 30, 2014

1. Significant Accounting Policies

Oppenheimer Master Loan Fund, LLC (the “Fund”) is organized as a Delaware limited liability company and registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end, management investment company. The Fund’s investment objective is to seek income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. As of September 30, 2014, 100% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager.

Shares of the Fund are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the “Securities act”). Investments in the Fund may only be made by certain “accredited investors” within the meaning of Regulation D under the Securities Act, including other investment companies. The Fund currently offers one class of shares.

For federal income tax purposes, the fund qualifies as a partnership, and each investor in the Fund is treated as the owner of its proportionate share of the net assets, income, expenses, and realized and unrealized gains and losses of the Fund. Accordingly, as a “pass-through” entity, the Fund pays no dividends or capital gain distributions.

The following is a summary of significant accounting policies consistently followed by the Fund.

Loans. Under normal market conditions, the Fund will invest at least 80% of its net assets in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

As of September 30, 2014, securities with an aggregate market value of $1,457,863,606, representing 97.1% of the Fund’s net assets were comprised of loans.

Securities on a When-Issued or Delayed Delivery Basis. The Fund purchases and sells interests in Senior Loans and other portfolio securities on a “when issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such

35      OPPENHEIMER MASTER LOAN FUND, LLC

NOTES TO FINANCIAL STATEMENTS  Continued

1. Significant Accounting Policies (Continued)

transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

Credit Risk. Loans and debt securities are subject to credit risk. Credit risk relates to the ability of the borrower under a loan or issuer of a debt to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers subsequently miss an interest payment. Information concerning securities not accruing income as of September 30, 2014 is as follows:

Cost	$7,237,264
Market Value	$863,826
Market value as % of Net Assets	0.06%

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the

36      OPPENHEIMER MASTER LOAN FUND, LLC

1. Significant Accounting Policies (Continued)

purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Federal Taxes. The Fund, as an entity, will not be subject to U.S. federal income tax. The Fund will be treated for U.S. federal income tax purposes as a partnership, and not as an association taxable as a corporation. Therefore, a tax provision is not required. Each shareholder is required for U.S. federal income tax purposes to take into account, in its taxable year with which (or within which a taxable year of the Fund ends), its distributive share of all items of Fund income, gains, losses, and deductions for such taxable year of the Fund. A shareholder must take such items into account even if the Fund does not distribute cash or other property to such shareholder during its taxable year.

Although the Fund is treated as a partnership for Federal tax purposes, it is intended that the Fund’s assets, income and distributions will be managed in such a way that investment in the Fund would not cause an investor that is a regulated investment company under Subchapter M of the Code (“RIC”) to fail that qualification.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio

37      OPPENHEIMER MASTER LOAN FUND, LLC

NOTES TO FINANCIAL STATEMENTS  Continued

1. Significant Accounting Policies (Continued)

securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

38      OPPENHEIMER MASTER LOAN FUND, LLC

2. Securities Valuation (Continued)

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price

39      OPPENHEIMER MASTER LOAN FUND, LLC

NOTES TO FINANCIAL STATEMENTS  Continued

2. Securities Valuation (Continued)

obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

40      OPPENHEIMER MASTER LOAN FUND, LLC

2. Securities Valuation (Continued)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of September 30, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Corporate Loans	$—	$1,457,002,647	$860,959	$1,457,863,606
Corporate Bonds and Notes	—	2,804,100	797,184	3,601,284
Preferred Stock	—	—	—	—
Common Stocks	7,162,465	2,494,380	1,918,312	11,575,157
Rights, Warrants and Certificates	—	57,349	—	57,349
Investment Company	23,690,812	—	—	23,690,812

Total Investments, at Value	30,853,277	1,462,358,476	3,576,455	1,496,788,208
Other Financial Instruments:
Unfunded loan commitments	—	17,072	—	17,072

Total Assets	$30,853,277	$1,462,375,548	$3,576,455	$1,496,805,280

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*	Transfers into Level 3*
Assets Table
Investments, at Value:
Corporate Loans	$(3,212,769)	$3,212,769
Corporate Bonds and Notes	(831,756)	831,756

Total Assets	$(4,044,525)	$4,044,525

* Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2014		Year Ended September 30, 2013
	Shares	Amount	Shares	Amount
Contributions	61,782,616	$880,891,938	24,304,138	$322,189,385
Withdrawals	(17,162,494)	(248,507,154)	(129,483,641)	(1,735,107,507)

Net increase (decrease)	44,620,122	$632,384,784	(105,179,503)	$(1,412,918,122)

41      OPPENHEIMER MASTER LOAN FUND, LLC

NOTES TO FINANCIAL STATEMENTS  Continued

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended September 30, 2014 were as follows:

	Purchases	Sales
Investment securities	$1,724,725,335	$1,011,034,033

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate of 0.30%.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Directors’ Compensation. The Fund’s Board of Directors (“Board”) has adopted a compensation deferral plan for Independent Directors that enables Directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Directors’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

42      OPPENHEIMER MASTER LOAN FUND, LLC

5. Fees and Other Transactions with Affiliates (Continued)

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended September 30, 2014, the Manager waived fees and/or reimbursed the Fund $78,351 for IMMF management fees.

These undertakings may be modified or terminated as set forth according to the terms in the prospectus.

6. Restricted Securities

As of September 30, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Directors as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

7. Loan Commitments

Pursuant to the terms of certain credit agreements, the Fund has unfunded loan commitments of $4,117,450 at September 30, 2014. The Fund generally will maintain with its custodian, liquid investments having an aggregate value at least equal to the par value of unfunded loan commitments. At September 30, 2014, these commitments have a market value of $705,779 and have been included as Corporate Loans in the Statement of Investments. The following commitments are subject to funding based on the borrower’s discretion. The Fund is obligated to fund these commitments at the time of the request by the borrower. These commitments have been excluded from the Statement of Investments. The unrealized appreciation/depreciation on these commitments is recorded as an asset/liability on the Statement of Assets and Liabilities.

	Interest Rate	Commitment Termination Date	Unfunded Amount	Unrealized Appreciation
IAP Worldwide Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B	0.75%	7/18/18	$3,431,468	$17,072

8. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the

43      OPPENHEIMER MASTER LOAN FUND, LLC

NOTES TO FINANCIAL STATEMENTS  Continued

8. Pending Litigation (Continued)

respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. On July 31, 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Suit”). OFI believes the California Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Suit, or whether any costs that OFI may bear in defending the California Suit might not be reimbursed by insurance, OFI believes the California Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Suit should not have any material effect on the operations of any of the Oppenheimer Funds.

44      OPPENHEIMER MASTER LOAN FUND, LLC

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of Oppenheimer Master Loan Fund, LLC:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Master Loan Fund, LLC, including the statement of investments, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Master Loan Fund, LLC as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

November 26, 2014

45      OPPENHEIMER MASTER LOAN FUND, LLC

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2014, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2013.

None of the dividends paid by the Fund during the fiscal year ended September 30, 2014 are eligible for the corporate dividend-received deduction.

Dividends, if any, paid by the Fund during the fiscal year ended September 30, 2014 which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2014, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

46      OPPENHEIMER MASTER LOAN FUND, LLC

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND

SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Directors (the “Board”), including a majority of the independent Directors, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance

47      OPPENHEIMER MASTER LOAN FUND, LLC

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND

SUB-ADVISORY AGREEMENTS Unaudited / Continued

services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Joseph Welsh and Margaret Hui, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Fund, the Adviser and the Sub-Adviser. Throughout the year, the Adviser and the Sub-Adviser provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Adviser, the Sub-Adviser and the independent consultant, comparing the Fund’s historical performance to its benchmark and to the performance of other retail bank loan funds. The Board considered that the Fund outperformed its performance category median for the one-, three- and five-year periods. The Board also considered that the Fund performed in the first quintile of its performance category for the one-, three- and five-year periods.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Manager, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load bank loan funds with comparable asset levels and distribution features. The Board considered that the Fund’s contractual management fees as well as its total expenses were well below that of its respective peer group median and category median. Within the total asset range of $1 billion to $2 billion, the Fund’s effective management fee rate was lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Adviser and Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund and whether those economies of scale benefit the Fund’s shareholders at the current level of Fund assets in relation to its management fee.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

48      OPPENHEIMER MASTER LOAN FUND, LLC

Conclusions. These factors were also considered by the independent Directors meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Directors. Fund counsel and the independent Directors’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Directors, decided to continue the Agreements through August 31, 2015. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

49      OPPENHEIMER MASTER LOAN FUND, LLC

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES

TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

50      OPPENHEIMER MASTER LOAN FUND, LLC

DIRECTORS AND OFFICERS  Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT DIRECTORS	The address of each Director in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Director serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Directors (since 2012) and Director (since 2007) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Director (since 2007) Year of Birth: 1942	Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Director (since 2008) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Director (since 2007) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual

51      OPPENHEIMER MASTER LOAN FUND, LLC

DIRECTORS AND OFFICERS  Unaudited / Continued

Beverly L. Hamilton, Continued	fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Director (since 2012) Year of Birth: 1951	Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Director (since 2007) Year of Birth: 1944	Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during

52      OPPENHEIMER MASTER LOAN FUND, LLC

Robert J. Malone, Continued	which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Director (since 2007) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Fund (private charitable fund) (January 1999 – March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 43 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Director (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Emeritus Trustee (since 2006), Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Director (since 2012) Year of Birth: 1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

53      OPPENHEIMER MASTER LOAN FUND, LLC

DIRECTORS AND OFFICERS  Unaudited / Continued

INTERESTED DIRECTOR	Mr. Glavin is an “Interested Director” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. As a Director, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Director (since 2009) Year of Birth: 1958	Chairman of the Sub-Adviser (since July 2014 and December 2009-December 2012) and Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of the Sub-Adviser (May 2009-December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

54      OPPENHEIMER MASTER LOAN FUND, LLC

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Steinmetz, Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Welsh, Wixted and Ms. Hui, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Margaret Hui, Vice President (since 2007) Year of Birth: 1958	Vice President of the Sub-Adviser (since February 2005); Senior Portfolio Manager of the Sub-Adviser (since January 2005); Assistant Vice President of the Sub-Adviser (October 1999-January 2005). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Joseph Welsh, Vice President (since 2007) Year of Birth: 1964	Head of High Yield Corporate Debt Team (since April 2009), Senior Vice President of the Sub-Adviser (since May 2009). Vice President of the Sub-Adviser (December 2000-April 2009). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, President and Principal Executive Officer (since 2014) Year of Birth: 1958	CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 91 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-

55      OPPENHEIMER MASTER LOAN FUND, LLC

DIRECTORS AND OFFICERS  Unaudited / Continued

Arthur S. Gabinet, Continued	December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2007) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

56      OPPENHEIMER MASTER LOAN FUND, LLC

OPPENHEIMERMASTER LOAN FUND, LLC

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	K&L Gates LLP

© 2014 OppenheimerFunds, Inc. All rights reserved.

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63      OPPENHEIMER MASTER LOAN FUND, LLC

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.
RA1241.001.0914 November 24, 2014

V

isit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.
Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
RA0687.001.0413 June 22, 2013

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $39,600 in fiscal 2014 and $38,800 in fiscal 2013.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $1,042,959 in fiscal 2014 and $500,945 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, system conversion testing, and corporate restructuring.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $467,462 in fiscal 2014 and $653,930 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Directors.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,510,421 in fiscal 2014 and $1,154,875 in fiscal 2013 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2)	Exhibits attached hereto.

(3)	Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Master Loan Fund, LLC

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	11/10/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	11/10/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	11/10/2014